CLEARWATER PAPER CORPORATION SECOND QUARTER EARNINGS RELEASE MATERIALS AUGUST 6, 2024 ARSEN KITCH President, Chief Executive Officer and Director SHERRI BAKER Senior Vice President and Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 as amended, including statements regarding: the recent acquisition of the paperboard manufacturing facility and associated business in Augusta, Georgia; the expected impact, benefits and opportunities resulting from the Augusta acquisition; the Company’s intention to focus on growth in paperboard; order patterns; product demand and industry trends; production targets; impact of inflation of raw material and energy; assumptions for Q3 2024 and full year 2024, including maintenance outage impacts, operational factors, interest, capital, lower input costs, depreciation and amortization and income tax; our capital allocation priorities; our strategy, including achieving target leverage ratio and maintaining liquidity; expectations regarding the paperboard and tissue markets; inventory management; our financial flexibility; and repurchases under existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: our inability to realize the expected benefits of the Augusta, Georgia paperboard manufacturing facility acquisition because of integration difficulties or other challenges; risks relating to the integration of the Augusta, Georgia paperboard manufacturing facility and achievement of anticipated financial results and other benefits of the acquisition; competitive pricing pressures for our products, including as a result of capacity additions, demand reduction and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in energy, chemicals, packaging and freight costs and disruptions in transportation services impacting our ability to receive inputs or ship products to customers; changes in customer product preferences and competitors' product offerings; larger competitors having operational, financial and other advantages; consolidation and vertical integration of converting operations in the paperboard industry; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; our ability to successfully execute capital projects and other activities to operate our assets, including effective maintenance, implement our operational efficiencies and realize higher throughput or lower costs; IT system disruptions and IT system implementation failures; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; reliance on a limited number of third-party suppliers, vendors and service providers required for the production of our products and our operations; our ability to attract, motivate, train and retain qualified and key personnel; our ability to service our debt obligations and restrictions on our business from debt covenants and terms; changes in our banking relations, or in our customer supply chain financing; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation includes certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, free cash flow and net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, free cash flow and net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2024 2

Overall • Net sales $586 million, up 12% versus Q2 2023 • Net loss $26 million compared to net income $30 million in Q2 2023 • Adjusted EBITDA $35 million compared to $72 million in Q2 2023 Pulp and Paperboard • SBS prices down 14% versus Q2 2023, 5% lower versus Q1 2024 • Completed acquisition of Augusta paperboard facility; on track with integration • $32 million impact from the planned major maintenance at Lewiston pulp and paperboard facility Consumer Products • Tissue prices down 3% versus Q2 2023, 1% lower than Q1 2024 • Demand for private branded products remained strong • Strong operational performance and reduced input costs Capital Structure • Continued to maintain strong financial flexibility • Repurchased $3 million of stock to offset dilution, with $3 million remaining authorized under our stock repurchase program Q2 2024 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2024 3

Industry (SBS) • Shipments increased in Q2 2024 versus Q1 2024 based on AF&PA data • Shipments (in tons) improved 0.9% from Q1 2024 • Production declined 6% from Q1 2024, inventory levels dropped 16% • Operating rates were flat at about 84% in Q2 2024 and Q1 2024 • RISI projecting gradual demand recovery into 2025 Clearwater Paper • Price down 14% in Q2 2024 versus Q2 2023, down 5% versus Q1 2024 • Completed planned major maintenance at our Lewiston, ID facility in Q3 2024; Q2 2024 impact of $32M • On track with integration of Augusta paperboard facility BUSINESS UPDATE – PULP AND PAPERBOARD IMPROVING DEMAND AND STEADY CAPACITY UTILIZATION © Clearwater Paper Corporation 2024 4

Industry • Consumers continue to shift to private brands with economic uncertainty and inflation • Private brand market share increased to 38%1 • Over 95% capacity utilization YTD May 2024 based on RISI data Clearwater Paper • Strong demand with Q2 2024 shipments of 13.3 million cases compared to 12.8 million cases in Q2 2023 and 13.1 million in Q1 2024 • Solid operational performance continued • Outstanding service levels with high on-time performance rates • Lower input costs in pulp, energy and freight as compared to Q2 2023, with increased pulp costs between Q1 2024 and Q2 2024 BUSINESS UPDATE – CONSUMER PRODUCTS SHIPMENTS STRENGTHENED; DEMAND REMAINED STRONG © Clearwater Paper Corporation 2024 5 1 Circana panel data for dollar share as of June 2024

© Clearwater Paper Corporation 2024 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 6 2024 2023 2024 2023 Net sales 586.4$ 524.6$ 1,082.6$ 1,050.0$ Cost of sales 550.8 438.7 972.5 887.2 Selling, general and adminstrative 38.0 39.1 74.3 75.1 Other operating charges, net 17.0 (0.4) 25.0 0.6 Income (loss) from operations (19.5) 47.3 10.9 87.1 Non-operating expense (15.7) (7.4) (21.9) (14.9) Income tax (benefit) provision (9.4) 10.2 (2.4) 18.6 Net income (loss) (25.8)$ 29.7$ (8.6)$ 53.5$ Diluted income (loss) per share (1.55)$ 1.75$ (0.52)$ 3.15$ Adjusted EBITDA 35.3$ 71.5$ 96.8$ 137.2$ June 30, June 30, Quarter Ended Year to date

© Clearwater Paper Corporation 2024 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) 2024 2023 2024 2023 Net Sales Pulp and Paperboard 333.6$ 272.3$ 578.1$ 551.0$ Consumer Products 252.8 253.6 505.9 502.0 Eliminations - (1.3) (1.4) (3.0) 586.4$ 524.6$ 1,082.6$ 1,050.0$ Operating Income Pulp and Paperboard (12.2)$ 42.0$ 13.1$ 99.1$ Consumer Products 27.4 25.0 59.0 29.2 Corporate and other (17.7) (20.1) (36.2) (40.6) Other operating charges, net (17.0) 0.4 (25.0) (0.6) (19.5)$ 47.3$ 10.9$ 87.1$ Adjusted EBITDA Pulp and Paperboard 11.1$ 51.3$ 44.8$ 117.6$ Consumer Products 41.4 39.7 87.1 58.9 Corporate and other (17.2) (19.5) (35.1) (39.3) 35.3$ 71.5$ 96.8$ 137.2$ June 30, June 30, Quarter Ended Year to Date 7

PULP AND PAPERBOARD Q2 2024 RESULTS Q2 2023 VS. Q2 2024 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2024 8 Lower pricing Planned major maintenance offset by insurance recovery and lower input costs Higher sales volume offset by lower production from outage

CONSUMER PRODUCTS Q2 2024 RESULTS Q2 2023 VS. Q2 2024 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2024 9 Lower pulp and freight costs Lower index based pricing and higher mix of conventional products Higher production and sales volume

© Clearwater Paper Corporation 2024 CAPITAL STRUCTURE AND ALLOCATION Capital structure summary • Ample liquidity • No material near-term debt maturities • Corporate/Issuer ratings: Ba2/BB- Capital allocation • Repurchased 64,000 shares at an average price of $46.95 per share in Q2 2024 • $730M additional debt to fund closing of Augusta acquisition on May 1 • Reduced net debt by $30 million post Augusta acquisition • Leverage ratio as of June 2024 is 3.58x $0 $5 $5 $95 $275 $360 $0 $395 2024 2025 2026 2027 2028 2029 2030 2031 Scheduled Debt Maturity Profile ($ in millions)2 Liquidity Profile ($ in millions)1 ABL Availability $278.2 Less Utilization (93.7) Plus Unrestricted Cash 39.6 Liquidity $224.1 1. ABL availability based on borrowing base calculations and consolidated balance sheet as of June 30, 2024, maximum capacity is $275 million 2. This chart excludes finance leases as of June 30, 2024. 10

OUTLOOK FOR Q3'24 AND 2024 OVERALL ASSUMPTIONS

Q3 2024: $58 to $68 million[1] of adjusted EBITDA

- Increasing paperboard demand and production volumes
- Lower maintenance outage cost impact
- Continued strong performance in tissue, partly offset by higher pulp costs

FY 2024 operational assumptions vs. FY 2023[2]

- Maintaining tissue margin improvement achieved in 2023
- $69 - $74 million planned major maintenance outage at Lewiston and Augusta sites
- $40 - $50 million lower paperboard pricing partly offset by lower input costs
- $55 - $70 million improved paperboard demand and contribution from Augusta

2024 other assumptions

- Interest expense: $63 to $67 million
- Depreciation and amortization expense: $120 to $125 million
- CAPEX: $115 to $125 million, inclusive of Augusta
- Taxes: effective rate ~25 to 26%

[1] As there is uncertainty in connection with calculating the adjustments necessary to prepare reconciliations from Adjusted EBITDA to the comparable GAAP financial measure, the Company is unable to reconcile the Adjusted EBITDA projections without unreasonable efforts. Therefore, no reconciliation is being provided at this time. These items could result in significant adjustments from the most comparable GAAP measure.

[2] Does not contemplate CPD divestiture

CLEARWATER PAPER
© Clearwater Paper Corporation 2024 11

APPENDIX © Clearwater Paper Corporation 2024 12

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q1 2024 VS. Q2 2024 ADJUSTED EBITDA © Clearwater Paper Corporation 2024 13 ($ IN MILLIONS) Lower pricing Planned major outage offset by insurance recovery and lower input costs Higher sales volume offset by lower production from outage

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q1 2024 VS. Q2 2024 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2024 14 Lower index driven pricing Higher pulp costs offset by lower mill costs Lower production

KEY SEGMENT INFORMATION Q2’2022 Q3’2022 Q4’2022 Q1’2023 Q2’2023 Q3’2023 Q4’2023 Q1’2024 Q2’2024 Pulp and Paperboard Sales ($ millions) $295.8 $300.8 $273.5 $278.8 $272.3 $261.4 $251.3 $244.5 $333.6 Adjusted EBITDA ($ millions) $61.2 $73.0 $26.7 $66.2 $51.3 $53.1 $36.8 $33.7 $11.1 Paperboard shipments (short tons) 215.9 208.3 189.0 189.4 186.2 187.9 188.0 187.3 272.6 Paperboard sales price ($/short ton) $1,332 $1,405 $1,429 $1,441 $1,413 $1,350 $1,297 $1,284 $1,216 Consumer Products Sales ($ millions) $232.1 $240.9 $254.1 $248.3 $253.6 $259.3 $262.0 $253.1 $252.8 Adjusted EBITDA ($ millions) $19.1 $21.2 $17.6 $19.2 $39.7 $45.8 $45.7 $45.7 $41.4 Shipments Retail (short tons in thousands) 76.6 76.9 80.8 76.8 78.7 80.5 81.5 79.9 81.2 Non-Retail (short tons in thousands) 2.6 2.3 2.2 1.0 0.1 1.4 2.3 2.3 0.4 Converted Products (cases in millions) 12.6 12.6 13.0 12.7 12.8 13.0 13.5 13.1 13.3 Sales Price ($ per short ton) Retail $2,984 $3,082 $3,095 $3,201 $3,214 $3,198 $3,187 $3,138 $3,104 Production Converted Products (cases in millions) 12.1 12.9 12.3 12.7 12.6 12.9 13.0 13.3 13.2 © Clearwater Paper Corporation 2024 15

RECONCILIATION OF ADJUSTED EBITDA

($ IN MILLIONS)

	Quarter Ended			Six Months Ended	
	June 30,		March 31,	June 30,	
	2024	2023	2024	2024	2023
Net income (loss)	$ (25.8)	$ 29.7	$ 17.2	$ (8.6)	$ 53.5
Income tax (benefit) provision	(9.4)	10.2	7.0	(2.4)	18.6
Interest expense, net	16.0	7.5	6.5	22.6	15.1
Depreciation and amortization expense	30.9	24.6	23.2	54.1	49.4
Inventory revaluation on acquired business	6.8	-	-	6.8	-
Other operating charges, net	17.0	(0.4)	7.9	25.0	0.6
Other non-operating expense	(0.3)	(0.1)	(0.3)	(0.7)	(0.2)
Adjusted EBITDA	$ 36.3	$ 71.5	$ 61.5	$ 96.8	$ 137.2
Pulp and Paperboard segment income	$ (12.2)	$ 42.0	$ 25.3	$ 13.1	$ 99.1
Depreciation and amortization	16.5	9.3	8.4	24.8	18.5
Inventory revaluation on acquired business	6.8	-	-	6.8	-
Adjusted EBITDA Paperboard segment	$ 11.1	$ 51.3	$ 33.7	$ 44.8	$ 117.6
Consumer Products segment income	$ 27.4	$ 25.0	$ 31.5	$ 59.0	$ 29.2
Depreciation and amortization	14.0	14.7	14.2	28.2	29.7
Adjusted EBITDA Consumer Products segment	$ 41.4	$ 39.7	$ 45.7	$ 87.1	$ 58.9
Corporate and other expense	$ (17.7)	$ (20.1)	$ (18.5)	$ (36.2)	$ (40.6)
Depreciation and amortization	0.5	0.6	0.6	1.1	1.2
Adjusted EBITDA Corporate and other	$ (17.2)	$ (19.5)	$ (17.9)	$ (35.1)	$ (39.3)
Pulp and Paperboard segment	$ 11.1	$ 51.3	$ 33.7	$ 44.8	$ 117.6
Consumer Products segment	41.4	39.7	45.7	87.1	58.9
Corporate and other	(17.2)	(19.5)	(17.9)	(35.1)	(39.3)
Adjusted EBITDA	$ 35.3	$ 71.5	$ 61.5	$ 96.8	$ 137.2

CLEARWATER PAPER

© Clearwater Paper Corporation 2024
16

ADDITIONAL RECONCILIATIONS Net Debt Jun 30 ‘22 Sep 30 ‘22 Dec 31 ‘22 Mar 31 ’23 Jun 30 ‘23 Sep 30 ‘23 Dec 31 ‘23 Mar 31‘24 Jun 30’24 Cash $69.5 $50.8 $53.7 $16.7 $41.7 $110.2 $42.0 $55.2 $39.6 Current debt 1.0 1.0 0.9 0.9 0.9 0.9 0.8 0.9 5.2 Long term debt 589.9 564.9 564.9 564.9 564.8 564.6 462.3 442.3 1,137.9 add: Deferred debt costs 3.8 3.6 3.4 3.2 3.0 3.0 5.1 4.9 14.2 Subtotal 594.7 569.5 569.2 569.0 568.7 568.5 468.3 448.1 1,157.3 Net debt $525.2 $518.7 $515.5 $552.3 $527.0 $458.3 $426.3 $392.9 $1,117.6 Free Cash Flow Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Cash from operations $78.5 $13.3 $17.4 $(9.1) $46.0 $88.2 $65.6 $59.2 $21.1 Additions to property, plant and equipment, net (5.4) (6.7) (13.5) (21.5) (12.8) (14.2) (25.2) (18.5) (18.1) Free cash flow $73.1 $6.6 $3.9 $(30.6) $33.2 $74.0 $40.4 $40.7 $3.0 ($ IN MILLIONS) © Clearwater Paper Corporation 2024 17